Summary Prospectus
May 25, 2022

Hartford Schroders Sustainable International Core Fund
Class I	Class SDR
HSISX	HSIDX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders (when available), and other information about the Fund online at http://www.hartfordfunds.com/prospectuses.html. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus and statement of additional information dated May 25, 2022, each as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus.
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation while giving special consideration to certain sustainability criteria.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	I	SDR
Management fees	0.65%	0.65%
Distribution and service (12b-1) fees	None	None
Other expenses(1)	0.56%	0.47%
Total annual fund operating expenses	1.21%	1.12%
Fee waiver and/or expense reimbursement(2)	0.36%	0.42%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.85%	0.70%
(1)
“Other expenses” are estimated for the current fiscal year.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.85% (Class I), and 0.70% (Class SDR). This contractual arrangement will remain in effect until February 29, 2024 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3
I	$87	$348
SDR	$72	$314
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not commenced operations as of October 31, 2021, the date of its most recent fiscal year end, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 65% of its net assets in equity securities of foreign issuers, including non-U.S. dollar denominated securities and securities of emerging market issuers. The Fund will normally invest at least 80% of its assets in investments that meet the sustainability criteria of the Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”). The Fund seeks to be diversified across sectors, style, market capitalization and growth drivers. The Fund may invest in securities of any market capitalization, but tends to focus on large and medium capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock and preferred stock. The Fund may use derivatives, such as options and futures contracts, in order to gain exposure to particular securities or markets, in connection with hedging transactions, equitizing cash, or otherwise to seek to increase total return.
The Sub-Advisers use fundamental analysis to evaluate a security for purchase or sale by the Fund. For purposes of determining the Fund’s investment universe, the Sub-Advisers include securities that they believe have been mispriced by the market as well as securities that they believe can generate capital growth. The Sub-Advisers then apply their sustainability criteria to create the Fund’s portfolio. In implementing the investment strategy, the Sub-Advisers seek to maintain a higher overall sustainability score for the Fund than that of the Fund’s benchmark, the MSCI ACWI ex USA Index (Net), as measured through the Sub-Adviser’s proprietary sustainable scoring methodology. The Sub-Advisers also generally seek to manage the Fund so that the aggregate, absolute carbon footprint of the corporate issuers held within the Fund at the portfolio level is lower than the aggregate, absolute carbon footprint of the corporate issuers of the Fund’s benchmark index.
For purposes of determining which investments meet the Sub-Advisers’ sustainability criteria, each company considered for inclusion will be assessed and monitored using a quantitative framework that includes environmental, social and governance (“ESG”) measures. This quantitative framework includes an assessment of sustainability scores as compared against the benchmark index, sector-specific subsets of the benchmark index and/or regional equivalents of the benchmark index. The Sub-Advisers will use their internally developed sustainability scores to identify companies that, in their view, demonstrate sound or improving sustainability practices. As part of this process, the Sub-Advisers will consider selecting from companies that (1) have an attractive sustainability score based on the Sub-Advisers’ proprietary rating system, (2) demonstrate improvement to address ESG issues and/or (3) engage with the Sub-Advisers concerning the improvement of the companies’ ESG issues. The Sub-Advisers’ sustainability scores evaluate the impact and risk around issues such as climate change, environmental performance, labor standards or corporate governance, which are considered in the assessment of investments. This assessment is supported by both quantitative analysis from the Sub-Advisers’ proprietary sustainability tools and qualitative analysis from the Sub-Advisers’ analysts, which award a sustainability score to each company. Environmental and social measures include, but are not limited to, the strength of environmental practices, climate change impact, responsible employment practices, and sensitivity towards the communities in which the companies operate. Governance measures include signals that seek to quantify the extent to which management teams act in the best interest of the principals or shareholders of the firm.
The Fund does not generally invest in companies that are significantly involved in certain industries, product lines or services, including but not limited to, tobacco, thermal coal, alcohol, gambling, adult entertainment, nuclear power and oil and gas, as determined from time to time by the Sub-Advisers, unless the Sub-Advisers view the issuer as one which contributes to or is aligning itself with long-term ESG initiatives. In determining whether a company is significantly involved in the industries, product lines or services listed above, the Sub-Advisers typically use revenue thresholds attributable to certain industries, product lines or services (e.g., companies that derive 5% or more of their revenues from conventional oil and gas extraction) and categorical exclusions for other industries, product lines or services (e.g., controversial weapons). These exclusionary criteria may be updated periodically by the Sub-Advisers without notice to shareholders to, among other things, add or remove certain industries, product lines or services from the screening process, revise the revenue thresholds and categorical exclusions applicable to such activities, or change particular industries, product lines or services from a categorical exclusion to a revenue threshold, or vice versa.
The Fund may invest among a number of different sectors and countries throughout the world with no limit on the amount of assets that may be invested in any one sector or country. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market. The Fund will consider an issuer to be located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if the Sub-Advisers determine that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.

Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Regional/Country Focus Risk –  To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Mid-Cap Securities Risk –  The securities of mid-capitalization companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Active Investment Management Risk –  The risk that, if the the Sub-Advisers’ investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Sustainable Investing Risk –  Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because the Sub-Advisers evaluate ESG characteristics when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG characteristics. A focus on ESG characteristics may prioritize long term rather than short term returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the investments identified by the Sub-Advisers to fit within their sustainability criteria do not operate as anticipated. Although the Sub-Advisers seek to identify issuers that fit within their sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. The Sub-Advisers’ exclusion of certain investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.

Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the Sub-Advisers’ judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the Sub-Advisers seek exposure, or the overall securities markets.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Counterparty Risk –  The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
New Fund Risk –  The Fund is a new fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. Performance information is not included because the Fund did not commence operations as of December 31, 2021. The Fund’s performance is only shown in the prospectus when the Fund has had a full calendar year of operations. Performance information will be available at hartfordfunds.com. Keep in mind that past performance does not indicate future results.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Nicholette MacDonald-Brown, CFA	Portfolio Manager	2022
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class SDR	$5,000,000 This requirement is waived for purchases through certain plan level or omnibus accounts.	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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8 May 25, 2022 SUM-SCHSIC_05252022